Exhibit 99.1

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

	Reported	PRO FORMA ADJUSTMENTS											Pro Forma
	December 30,	April Disposal	April Disposal	May	June Disposal	June Disposal	July Disposal	July Disposal	September	Other	Total		December 30,
	2014	1	2	Disposal	1	2	1	2	Disposal	Disposals	Adjustments		2014
ASSETS
Current assets:
Cash and cash equivalents	$17,750	$1,499	$2,760	$2,300	$1,840	$370	$5,834	$20,620	$4,118	$2,406	$41,748	(a)	$59,498
Receivables, net of allowances of $280 and $291	16,977	-	-	-	-	-	-	-	-	-	-		16,977
Inventories	2,300	(83)	(48)	(56)	(67)	(42)	(156)	(444)	(78)	(32)	(1,005	)(c)	1,295
Prepaid and refundable income taxes	474	-	-	-	-	-	-	-	-	-	-		474
Prepaid rent	504	-	-	-	-	-	-	-	-	-	-		504
Assets held for sale	26,626	(2,427)	-	(1,311)	-		-	(8,424)	(1,584)	(191)	(13,937	)(d)	12,689
Prepaid expenses and other current assets	8,105	-	(95)	-	-	1,260	-	-	-	-	1,165	(b) (c)	9,270
Total current assets	72,736	(1,011)	2,617	933	1,773	1,588	5,678	11,752	2,456	2,184	27,971		100,707

Property, fixtures and equipment, net	15,236	-	(829)	-	(964)	(755)	(3,683)	-	-	(325)	(6,556	)(d)	8,680
Goodwill	982	(7)	(11)	(9)	(8)	(6)	(23)	-	(15)	-	(80	)(d)	902
Trademarks and other intangible assets, net	1,294	-	-	-	-	-	-	-	-	-	-		1,294
Other long-term assets	2,241	-	-	-	-	-	-	2,000	-	-	2,000	(e)	4,241

Total assets	$92,489	$(1,018)	$1,777	$924	$801	$827	$1,972	$13,752	$2,441	$1,859	$23,335		$115,824

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,926	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$3,926
Accrued compensation and benefits	6,325	-	-	-	-	-	-	-	-	-	-		6,325
Workers' compensation and health insurance reserves	1,311	-	-	-	-	-	-	-	-	-	-		1,311
Accrued jambacard liability	38,184	-	-	-	-	-	-	-	-	-	-		38,184
Other current liabilities	16,454	-	-	-	-	-	-	-	-	-	-		16,454
Total current liabilities	66,200	-	-	-	-	-	-	-	-	-	-		66,200

Deferred revenue and other long-term liabilities	9,544	210	-	295	-	-	-	694	-	-	1,199	(f)	10,743
Total liabilities	75,744	210	-	295	-	-	-	694	-	-	1,199		76,943

Stockholders' equity:
Common stock	$17	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$17
Additional paid-in-capital	396,629	-	-	-	-	-	-	-	-	-	-		396,629
Treasury Shares at cost	(11,991)	-	-	-	-	-	-	-	-	-	-		(11,991)
Accumulated deficit	(368,041)	(1,228)	1,908	629	801	827	1,972	13,058	2,441	1,859	22,267	(g)	(345,774)
Total equity attributable to Jamba, Inc.	16,614	(1,228)	1,908	629	801	827	1,972	13,058	2,441	1,859	22,267		38,881
Noncontrolling interest	131	-	(131)	-	-	-	-	-	-	-	(131	)(h)	-
Total stockholders' equity	16,745	(1,228)	1,777	629	801	827	1,972	13,058	2,441	1,859	22,136		38,881

Total liabilities and stockholders' equity	$92,489	$(1,018)	$1,777	$924	$801	$827	$1,972	$13,752	$2,441	$1,859	$23,335		$115,824

1

JAMBA, INC.

UNAUDITED PROFPRMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Reported Year ended December 30, 2014	April Disposal 1	April Disposal 2	May Disposal	June Disposal 1	June Disposal 2	July Disposal 1	July Disposal 2	September Disposal	Other Disposals	Total Adjustments		Pro Forma Year ended December 30, 2014
Revenue:
Company stores	$198,737	$(9,563)	$(6,551)	$(7,219)	$(6,543)	$(6,039)	$(19,595)	$(54,747)	$(10,210)	$(3,996)	$(124,464	)A	$74,273
Franchise and other revenue	19,311	526	360	397	360	332	1,078	3,011	562	220	6,846	B	26,157
Total revenue	218,048	(9,037)	(6,191)	(6,822)	(6,183)	(5,707)	(18,517)	(51,736)	(9,648)	(3,776)	(117,618)		100,430
Costs and operating expenses (income):
Cost of sales	52,236	(2,418)	(1,634)	(1,851)	(1,677)	(1,601)	(5,168)	(13,754)	(2,630)	(1,031)	(31,765	)C	20,471
Labor	61,749	(3,164)	(1,808)	(2,198)	(2,002)	(1,871)	(5,767)	(16,735)	(2,985)	(1,157)	(37,687	)C	24,062
Occupancy	27,630	(1,192)	(813)	(843)	(824)	(807)	(2,838)	(5,978)	(1,250)	(370)	(14,915	)C	12,715
Store operating	33,089	(1,473)	(846)	(1,106)	(1,024)	(880)	(2,846)	(7,954)	(1,559)	(553)	(18,240	)C	14,849
Depreciation and amortization	10,084	(501)	(149)	(323)	(279)	(201)	(818)	(1,622)	(375)	(91)	(4,358	)C	5,726
General and administrative	37,278	-	-	-	-	-	-	-		-	-		37,278
Other operating, net	(718)	-	-	-	-	-	-	-	-	-	-		(718)
Total costs and operating expenses	221,348	(8,748)	(5,250)	(6,321)	(5,807)	(5,360)	(17,438)	(46,042)	(8,798)	(3,202)	(106,965)		114,383
(Loss) income from operations	(3,300)	(289)	(941)	(502)	(376)	(347)	(1,080)	(5,694)	(850)	(574)	(10,653)		(13,953)
Other income (expense):
Interest income	74	-	-	-	-	-	-	-	-	-	-		74
Interest expense	(195)	-	-	-	-	-	-	-	-	-	-		(195)
Total other expense, net	(121)	-	-	-	-	-	-	-	-	-	-		(121)
(Loss) income before income taxes	(3,421)	(289)	(941)	(502)	(376)	(347)	(1,080)	(5,694)	(850)	(574)	(10,653)		(14,074)
Income tax expense	(168)	-	-	-	-	-	-	-	-	-	-		(168)
Net (loss) income	$(3,589)	$(289)	$(941)	$(502)	$(376)	$(347)	$(1,080)	$(5,694)	$(850)	$(574)	$(10,653)		$(14,242)
Preferred stock dividends and deemed dividends	-	-		-	-	-	-	-	-	-	-		-
Less: Net income attributable to noncontrolling interest	43	-	(43)	-	-	-	-	-	-	-	(43	)D	-
Net (loss) income attributable to common stockholders	$(3,632)	$(289)	$(898)	$(502)	$(376)	$(347)	$(1,080)	$(5,694)	$(850)	$(574)	$(10,610)		$(14,242)

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Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

December 30, 2014

1.    Description of Refranchising Transactions

Beginning in January 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) began refranchising Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in multiple transactions.

April Disposal 1

In connection with the first refranchising transaction, on April 28, 2015, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

April Disposal 2

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

May Disposal

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 1

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

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June Disposal 2

On June 30, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to CMCS 2 Juice, LP and CMCS 3 Juice, LP all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $1,800,000 plus payment for cash on hand at each of the stores. Payment of the purchase price was comprised of $540,000 in cash and two promissory notes of $542,079 and $717,921, both with an interest rate of the rate of the four and one-quarter percent (4.25%) per annum and maturity dates of July 30, 2015. CMCS 2 Juice, LP and CMCS 3 Juice, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 1

On July 7, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to one owner operating five separate entities - Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC - all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $6,600,030 plus payment of $30,000 for cash on hand at each of the stores. Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC, agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 2

On July 28, 2015, the Company completed the refranchising of a group of Company-owned stores located in Northern and Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to Vitaligent, LLC all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, cash on hand at each of the stores, all marketable inventory and all goodwill associated with the stores for a purchase price of $25,000,000. Payment of the purchase price was comprised of $23,000,000 in cash and a promissory note of $2,000,000 with a combined interest rate of five and a half percent (5.5%) per annum, comprised of basic interest at three percent (3%) and a payment-in-kind interest. The payment-in-kind interest compounds quarterly beginning October 28, 2015. The note matures February 1, 2021. In addition to a $50,000 escrow account at closing for store repairs/upgrades, there is a reduction in gain for contingent payables of $694,000 for designated repairs and fixed asset additions. Vitaligent, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

September Disposal

On September 23, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to RPM Jamba #5, Inc. all machinery equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, and all goodwill associated with the stores for a purchase price of $4,500,000 plus payment of $94,000 for all marketable inventory and cash on hand at each of the stores. RPM Jamba #5, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

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Other Disposals

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week periods ended March 31, 2015 and June 30, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,412,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions.

2.	Basis of Presentation

The effect of the refranchising transactions on a cumulative basis is reflected in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on December 30, 2014, and the unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 30, 2014 is presented as if the disposal had occurred on January 1, 2014.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled “Pro Forma Adjustments” represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the fiscal year (in thousands).

Amount
Proceeds received	$46,740
Cost to sell	(4,787)
Store-related cash at hand	(205)
$41,748

(b)  - Represents the pro forma adjustments for the one month promissory notes given as consideration included in the purchase price (in thousands):

Amount

CMCS 2 Juice, LP	$542
CMCS 3 Juice, LP	718
$1,260

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(c)  - Represents the pro forma adjustments for the inventory and other current assets that will no longer be on the Company’s balance sheet as a result of the disposal of the stores to franchise partners.

(d)  - Represents the pro forma adjustments for the estimated net book value of the store assets purchased by the franchise partners from the Company.

(e)  - Represents the pro forma adjustments for long-term promissory note given as consideration included in the purchase price (in thousands):

Amount

Vitaligent, LLC	$2,000

(f)  - Represents the pro forma adjustments for the effect of amounts refundable to purchasers contingent upon landlords not extending the lease terms for certain store locations.

(g)  - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands):

Amount
Proceeds received	$46,740
Promissory Notes	3,260
Less: Cost to sell	(4,787)
Assets held for sale	(13,937)
Property, fixtures and equipment, net	(6,556)
Goodwill and current assets	(1,385)
Amounts contingently refundable	(1,199)
Noncontrolling interest	131
$22,267

(h)  - Represents the pro forma adjustment to eliminate the 12% noncontrolling interest in JJSC, since the purchaser is acquiring the remaining interest on the JJSC stores.

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4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the fiscal year ended December 30, 2014 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 2014 fiscal year.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.

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JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

	Reported	July Disposal	July Disposal	September	Total		Pro Forma
	June 30, 2015	1	2	Disposal	Adjustments		June 30, 2015
ASSETS
Current assets:
Cash and cash equivalents	$13,918	$5,834	$20,620	$4,118	$30,572	(a)	$44,490
Receivables, net of allowances of $366 and $291	18,928	-	-	-	-		18,928
Inventories	2,177	(156)	(444)	(78)	(678	)(b)	1,499
Prepaid and refundable income taxes	217	-	-	-	-		217
Prepaid rent	2,501	-	-	-	-		2,501
Assets held for sale	20,456	-	(8,424)	(1,584)	(10,008	)(c)	10,448
Prepaid expenses and other current assets	6,293	-	-	-	-		6,293
Total current assets	64,490	5,678	11,752	2,456	19,887		84,377

Property, fixtures and equipment, net	13,512	(3,683)	-	-	(3,683	)(c)	9,829
Goodwill	897	(23)	-	(15)	(39	)(c)	858
Trademarks and other intangible assets, net	1,154	-	-	-	-		1,154
Other long-term assets	1,899	-	2,000	-	2,000	(d)	3,899

Total assets	$81,952	$1,972	$13,752	$2,441	$18,165		$100,117

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,471	$-	$-	$-	$-		$1,471
Accrued compensation and benefits	4,985	-	-	-	-		4,985
Workers' compensation and health insurance reserves	1,754	-	-	-	-		1,754
Accrued jambacard liability	31,431	-	-	-	-		31,431
Other current liabilities	18,604	-	-	-	-		18,604
Total current liabilities	58,245	-	-	-	-		58,245

Deferred revenue and other long-term liabilities	9,021	-	694	-	694	(e)	9,715
Total liabilities	67,266	-	694	-	694		67,960

Stockholders' equity:
Common stock	$18	$-	$-	$-	$-		$18
Additional paid-in-capital	399,945	-	-	-	-		399,945
Treasury Shares at cost	(21,814)	-	-	-	-		(21,814)
Accumulated deficit	(363,463)	1,972	13,058	2,441	17,471	(f)	(345,992)
Total equity attributable to Jamba, Inc.	14,686	1,972	13,058	2,441	17,471		32,157

Total stockholders' equity	14,686	1,972	13,058	2,441	17,471		32,157

Total liabilities and stockholders' equity	$81,952	$1,972	$13,752	$2,441	$18,165		$100,117

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JAMBA, INC.

UNAUDITED PROFPRMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Reported 26 week period ended June 30, 2015	April Disposal 1	April Disposal 2	May Disposal	June Disposal 1	June Disposal 2	July Disposal 1	July Disposal 2	September Disposal	Other Disposals	Total Adjustments		Pro Forma 26 week period ended June 30, 2015
Revenue:
Company stores	$96,088	$(3,131)	$(2,161)	$(2,736)	$(2,937)	$(3,119)	$(10,100)	$(29,859)	$(5,235)	$(978)	$(60,256	)A	$35,832
Franchise and other revenue	10,542	172	119	150	162	172	556	1,642	288	54	3,314	B	13,856
Total revenue	106,630	(2,958)	(2,042)	(2,585)	(2,776)	(2,947)	(9,545)	(28,217)	(4,947)	(925)	(56,942)		49,688
Costs and operating expenses (income):
Cost of sales	23,881	(778)	(549)	(653)	(724)	(796)	(2,549)	(7,146)	(1,304)	(242)	(14,741	)C	9,140
Labor	30,964	(1,119)	(637)	(892)	(940)	(1,015)	(3,107)	(8,999)	(1,595)	(337)	(18,642	)C	12,322
Occupancy	12,966	(336)	(210)	(318)	(373)	(435)	(1,476)	(3,144)	(647)	(100)	(7,039	)C	5,927
Store operating	16,093	(552)	(308)	(401)	(447)	(464)	(1,429)	(4,204)	(769)	(149)	(8,723	)C	7,370
Depreciation and amortization	3,217	(122)	(32)	(70)	(99)	(60)	(366)	0	(206)	(84)	(1,038	)C	2,179
General and administrative	17,390	-	-	-	-	-	-	-	-	-	-		17,390
Gain on disposal of assets	(5,258)	(1,334)	2,519	618	826	766	-	-	-	1,975	5,370	D	112
Other operating, net	2,584	-	-	-	-	-	-	-	-	-	-		2,584
Total costs and operating expenses	101,837	(4,241)	783	(1,716)	(1,757)	(2,004)	(8,928)	(23,492)	(4,522)	1,064	(44,814)		57,023
Income (loss) from operations	4,793	1,283	(2,825)	(869)	(1,018)	(943)	(617)	(4,725)	(425)	(1,988)	(12,128)		(7,335)
Other income (expense):
Interest income	29	-	-	-	-	-	-	-	-	-	-		29
Interest expense	(109)	-	-	-	-	-	-	-	-	-	-		(109)
Total other expense, net	(80)	-	-	-	-	-	-	-	-	-	-		(80)
Income (loss) before income taxes	4,713	1,283	(2,825)	(869)	(1,018)	(943)	(617)	(4,725)	(425)	(1,988)	(12,128)		(7,415)
Income tax expense	(83)	0	0	0	0	0	-	-	-	-	-		(83)
Net income (loss)	$4,630	$1,283	$(2,825)	$(869)	$(1,018)	$(943)	(617)	(4,725)	(425)	(1,988)	(12,128)		$(7,498)
Less: Net income attributable to noncontrolling interest	52	-	(52)	-	-	-	-	-	-	-	(52	)E	0
Net income (loss) attributable to Jamba, Inc.	$4,578	$1,283	$(2,773)	$(869)	$(1,018)	$(943)	$(617)	$(4,725)	$(425)	$(1,988)	$(12,076)		$(7,498)

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Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

June 30, 2015

1.	Description of Refranchising Transactions

Beginning in January 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) began refranchising Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in multiple transactions.

April Disposal 1

In connection with the first refranchising transaction, on April 28, 2015, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

April Disposal 2

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

May Disposal

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 1

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

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June Disposal 2

On June 30, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to CMCS 2 Juice, LP and CMCS 3 Juice, LP all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $1,800,000 plus payment for cash on hand at each of the stores. Payment of the purchase price was comprised of $540,000 in cash and two promissory notes of $542,079 and $717,921, both with an interest rate of four and one-quarter percent (4.25%) per annum and maturity dates of July 30, 2015. CMCS 2 Juice, LP and CMCS 3 Juice, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 1

On July 7, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to one owner operating five separate entities - Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC - all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $6,600,030 plus payment of $30,000 for cash on hand at each of the stores. Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC, agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 2

On July 28, 2015, the Company completed the refranchising of a group of Company-owned stores located in Northern and Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to Vitaligent, LLC all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, cash on hand at each of the stores, all marketable inventory and all goodwill associated with the stores for a purchase price of $25,000,000. Payment of the purchase price was comprised of $23,000,000 in cash and a promissory note of $2,000,000 with a combined interest rate of five and a half percent (5.5%) per annum, comprised of basic interest at three percent (3%) and a payment-in-kind interest. The payment-in-kind interest compounds quarterly beginning October 28, 2015. The note matures February 1, 2021. In addition to a $50,000 escrow account at closing for store repairs/upgrades, there is a reduction in gain for continent payables of $694,000 for designated repairs and fixed asset additions. Vitaligent, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

September Disposal

On September 23, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to RPM Jamba #5, Inc. all machinery equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, and all goodwill associated with the stores for a purchase price of $4,500,000 plus payment of $94,000 for all marketable inventory and cash on hand at each of the stores. RPM Jamba #5, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

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Other Disposals

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week periods ended March 31, 2015 and June 30, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,412,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions.

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on June 30, 2015, and the unaudited pro forma condensed consolidated statement of operations for the 26 week period ended June 30, 2015 is presented as if the disposal had occurred on January 1, 2014 and carried forward through the 26 week period ended on June 30, 2015.  As a result, pro forma adjustments for refranchising of the group of stores completed during the 26 week period ended June 30, 2015 were reflected in the unaudited pro forma condensed consolidated statement of operations only.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled “Pro Forma Adjustments” represent the following:

(a) - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the 26 week period ended June 30, 2015 (in thousands).

Amount
Proceeds received	$34,173
Cost to sell	(3,460)
Store-related cash at hand	(141)
$30,572

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(b) - Represents the pro forma adjustments for the inventory and other assets that will no longer be on the Company’s balance sheet as a result of the disposal of the stores to franchise partners.

(c) - Represents the pro forma adjustments for the estimated net book value of the store assets purchased by the franchise partners from the Company.

(d) - Represents the pro forma adjustments for long-term promissory note given as consideration included in the purchase price (in thousands):

Amount

Vitaligent, LLC	$2,000

(e) - Represents the pro forma adjustments for the effect of amounts refundable to purchasers contingent upon landlords not extending the lease terms for certain store locations.

(f) - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands):

Amount
Proceeds received	$34,173
Promissory Notes	2,000
Less: Cost to sell	(3,460)
Assets held for sale	(10,008)
Property, fixtures and equipment, net	(3,683)
Goodwill and current assets	(857)
Amounts contingently refundable	(694)
$17,471

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the 26 week period ended June 30, 2015 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 26 week period ended June 30, 2015.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to remove the effect of the net gain on refranchising for transactions completed during the 26 week period ended June 30, 2015.

E - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.

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JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share and per share amounts)

		PRO FORMA ADJUSTMENTS
	Reported	April Disposal	April Disposal	May	June Disposal	June Disposal	July Disposal	Other	Total		Pro Forma
	March 31, 2015	1	2	Disposal	1	2	1	Disposals	Adjustments		March 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$8,116	$1,499	$2,760	$2,300	$1,840	$370	$5,834	$60	$14,663	(a)	22,779
Receivables, net of allowances of $272 and $280	16,226	-	-	-	-	-	-	-	-		16,226
Inventories	2,267	(90)	(44)	(63)	(62)	(48)	(181)	(7)	(494	)(c)	1,773
Prepaid and refundable income taxes	329	-	-	-	-	-	-	-	-		329
Prepaid rent	2,931	-	-	-	-	-	-	-	-		2,931
Assets held for sale	22,875	(2,427)	(804)	(1,311)	(846)	-	(3,533)	-	(8,921	)(d)	13,954
Prepaid expenses and other current assets	7,554	-	(95)	-	-	1,260	-	-	1,165	(b)(c)	8,719
Total current assets	60,298	(1,018)	1,817	926	932	1,582	2,120	54	6,413		66,711

Property, fixtures and equipment, net	16,002	-	-	-	-	-	-	(114)	(114	)(d)	15,888
Goodwill	897	(7)	(11)	(9)	(8)	(6)	(23)	-	(65	)(d)	832
Trademarks and other intangible assets, net	1,295	-	-	-	-	-	-	-	-		1,295
Other long-term assets	1,969	-	-	-	-	-	-	-	-		1,969

Total assets	$80,461	$(1,025)	$1,806	$917	$924	$1,576	$2,097	$(60)	$6,234		$86,695

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,310	$-	$-	$-	$-	$-	$-	$-	$-		$2,310
Accrued compensation and benefits	4,813	-	-	-	-	-	-	-	-		4,813
Workers' compensation and health insurance reserves	1,680	-	-	-	-	-	-	-	-		1,680
Accrued jambacard liability	32,368	-	-	-	-	-	-	-	-		32,368
Other current liabilities	21,005	-	-	-	-	-	-	-	-		21,005
Total current liabilities	62,176	-	-	-	-	-	-	-	-		62,176

Deferred revenue and other long-term liabilities	8,643	210	-	295	-	-	-	-	505	(e)	9,148
Total liabilities	70,819	210	-	295	-	-	-	-	505		71,324

Stockholders' equity:
Common stock	$18	$-	$-	$-	$-	$-	$-	$-	$-		$18
Additional paid-in-capital	397,928	-	-	-	-	-	-	-	-		397,928
Treasury Shares at cost	(18,674)	-	-	-	-	-	-	-	-		(18,674)
Accumulated deficit	(369,792)	(1,235)	1,968	622	924	1,576	2,097	(60)	5,891	(f)	(363,901)
Total equity attributable to Jamba, Inc.	9,480	(1,235)	1,968	622	924	1,576	2,097	(60)	5,891		15,371
Noncontrolling interest	162	-	(162)	-	-	-	-	-	(162	)(g)	-
Total stockholders' equity	9,642	(1,235)	1,806	622	924	1,576	2,097	(60)	5,729		15,371

Total liabilities and stockholders' equity	$80,461	$(1,025)	$1,806	$917	$924	$1,576	$2,097	$(60)	$6,234		$86,695

JAMBA INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Reported 13 week period	PRO FORMA ADJUSTMENTS									Pro Forma 13 week period
	ended March 31,	April Disposal	April Disposal	May	June Disposal	June Disposal	July Disposal	Other	Total		ended March 31,
	2015	1	2	Disposal	1	2	1	Disposals	Adjustments		2015
Revenue:
Company Stores	$47,728	$(2,350)	$(1,644)	$(1,737)	$(1,681)	$(1,550)	$(4,996)	$(814)	$(14,773	) A	$32,955
Franchise and other revenue	4,776	129	90	96	92	85	92	45	630	B	5,406
Total revenue	52,504	(2,221)	(1,554)	(1,641)	(1,589)	(1,465)	(4,904)	(769)	(14,142)		38,362
Costs and operating expenses (income):
Cost of sales	12,407	(585)	(428)	(428)	(431)	(412)	$(1,297)	(216)	(3,797	) C	8,610
Labor	16,088	(822)	(477)	(557)	(518)	(498)	$(1,475)	(288)	(4,634	) C	11,454
Occupancy	6,835	(301)	(207)	(222)	(211)	(213)	$(252)	(58)	(1,464	) C	5,371
Store operating	8,034	(376)	(224)	(244)	(239)	(216)	$(244)	(76)	(1,620	) C	6,414
Depreciation and amortization	1,873	(51)	(32)	(68)	(55)	(37)	$(167)	(81)	(491	) C	1,382
General and administrative	8,963	-	-	-	-	-	-	-	-		8,963
Other operating, net	(28)	-	-	-	-	-	-	1,924	1,924	D	1,896
Total costs and operating expenses	54,172	(2,135)	(1,368)	(1,519)	(1,454)	(1,375)	(3,435)	1,205	(10,081)		44,091
Loss from operations	(1,668)	(86)	(186)	(122)	(135)	(90)	(1,469)	(1,974)	(4,061)		(5,729)
Other income (expense):
Interest income	15	-	-	-	-	-	-	-	-		15
Interest expense	(41)	-	-	-	-	-	-	-	-		(41)
Total other expense, net	(26)	-	-	-	-	-	-	-	-		(26)
Loss before income taxes	(1,694)	(86)	(186)	(122)	(135)	(90)	(1,469)	(1,974)	(4,061)		(5,755)
Income tax expense	(26)	-	-	-	-	-	-	-	-		(26)
Net loss	(1,720)	(86)	(186)	(122)	(135)	(90)	(1,469)	(1,974)	(4,061)		(5,781)
Less: Net income attributable to noncontrolling interest	31	-	(31)	-	-	-	-	-	(31	) E	-
Net loss attributable to common stockholders	$(1,751)	$(86)	$(155)	$(122)	$(135)	$(90)	$(1,469)	$(1,974)	$(4,030)		$(5,781)

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Jamba, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

March 31, 2015

1.	Description of Refranchising Transactions

On April 28, 2015, Jamba Juice Company, a California corporation and wholly-owned subsidiary of Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area and Southern California as part of the Company’s refranchising initiative in two separate transactions.

April Disposal 1

In connection with the first refranchising transaction, on April 28, 2015, the Company transferred to M5 Partners, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $1,850,000 plus payment for all marketable inventory and cash on hand at each of the stores. M5 Partners, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

April Disposal 2

In another refranchising transaction completed on April 28, 2015, the Company sold its 88% membership interest in Jamba Juice Southern California LLC (“JJSC”) to Strategic Marketing Sciences, Inc., its minority partner in the joint venture. JJSC was formed to operate a group of stores in Southern California. The purchase price for the membership interest was $3,000,000 plus payment for all marketable inventory and cash on hand at each of the stores. Strategic Marketing Sciences, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

May Disposal

On May 19, 2015, the Company completed the refranchising of a group of Company-owned stores located in the San Francisco Bay Area. In connection with the refranchising transaction, the Company transferred to Blended Star NorCal, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, vehicles, other tangible personal property and all goodwill associated with stores for a purchase price of $2,500,000 plus payment for all marketable inventory and cash on hand at each of the stores. Blended Star NorCal, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

June Disposal 1

On June 9, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to J’s Juice Masters, Inc. all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $2,100,000 plus payment for cash on hand at each of the stores. J’s Juice Masters, Inc. agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

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June Disposal 2

On June 30, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to CMCS 2 Juice, LP and CMCS 3 Juice, LP all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $1,800,000 plus payment for cash on hand at each of the stores. Payment of the purchase price was comprised of $540,000 in cash and two promissory notes of $542,079 and $717,921, both with an interest rate of four and one-quarter percent (4.25%) per annum and maturity dates of July 30, 2015. CMCS 2 Juice, LP and CMCS 3 Juice, LP agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

July Disposal 1

On July 7, 2015, the Company completed the refranchising of a group of Company-owned stores located in Southern California as part of its refranchising initiative. In connection with the refranchising transaction, the Company transferred to one owner operating five separate entities - Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC - all machinery, equipment, computer hardware (including point of sale equipment), furniture, fixtures, tools, signs, other tangible personal property, all marketable inventory and all goodwill associated with the stores for a purchase price of $6,600,030 plus payment of $30,000 for cash on hand at each of the stores. Brea Juice Company, LLC, Fresh Juice Development, LLC, Grab N Go Juice, LLC, Juice To Go, LLC and LA Juice Company, LLC, agreed to enter into the Company’s standard franchise agreement with a ten-year term in connection with entering into the transaction.

Other Disposals

In addition to the transactions mentioned above, the Company entered into multiple individually insignificant agreements and refranchised a small group of stores located in Southern California and in the San Francisco Bay Area during the 13 week periods ended March 31, 2015 and June 30, 2015. In connection with the refranchising transactions, the Company received aggregate proceeds of $2,412,000 and the purchasers entered into the Company’s standard franchise agreements with ten-year terms in connection with entering into the transactions.

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with GAAP and pursuant to U.S. Securities and Exchange Commission Regulation S-X Article 11, and present the pro forma financial position and results of operations of the Company based upon the historical information after giving effect to the disposal and adjustments described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet is presented as if the refranchising had occurred on March 31, 2015, and the unaudited pro forma condensed consolidated statement of operations for the 13 week period ended March 31, 2015 is presented as if the disposal had occurred on January 1, 2014 and carried forward through the 13 week period ended on March 31, 2015.  As a result, pro forma adjustments for refranchising of the small group of stores completed during the 13 week period ended March 31, 2015 were reflected in the unaudited pro forma condensed consolidated statement of operations only.

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The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the pro forma periods. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Adjustments in the columns titled “Pro Forma Adjustments” represent the following:

(a)  - Represents the pro forma adjustments for the proceeds received offset by store-related cash balances at the end of the 13 week period ended March 31, 2015 (in thousands).

Amount
Proceeds received	$16,845
Cost to sell	(2,092)
Store-related cash at hand	(90)
$14,663

(b)  - Represents the pro forma adjustments for the one month promissory notes given as consideration included in the purchase price (in thousands):

Amount

CMCS 2 Juice, LP	$542
CMCS 3 Juice, LP	718
$1,260

(c)  - Represents the pro forma adjustments for the assets that will no longer be on the Company’s balance sheet as a result of the disposal of the stores to franchise partners.

(d)  - Represents the pro forma adjustments for the estimated net book value of the assets purchased by the franchise      partners from the Company.

(e)  - Represents the pro forma adjustments for the effect of amounts refundable to purchasers contingent upon landlords not extending the lease terms for certain store locations.

(f)  - Represents the pro forma adjustments for the impact of the refranchising transaction on the Company’s accumulated deficit (in thousands):

Amount
Proceeds received	$16,845
Promissory Notes	1,260
Less: Cost to sell	(2,092)
Assets held for sale	(8,922)
Property, fixtures and equipment, net	(114)
Goodwill and current assets	(743)
Amounts contingently refundable	(505)
Noncontrolling interest	162
$5,891

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(g)  - Represents the pro forma adjustment to eliminate the 12% noncontrolling interest in JJSC, since the purchaser is acquiring the remaining interest on the JJSC stores.

Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

A - Reflects the pro forma adjustments for the revenue during the 13 week period ended March 31, 2015 from the stores sold to franchise partners.

B - Reflects the pro forma adjustments for estimated royalty income that would have been earned had the stores been owned by franchisees for the 13 week period ended March 31, 2015.

C - Reflects the pro forma adjustments for the expenses related to the stores sold to franchise partners.

D - Reflects the pro forma adjustments to remove the effect of the gain on refranchising the small group of stores during the 13 week period ended March 31, 2015.

E - Reflects the pro forma adjustments to eliminate the 12% noncontrolling interest in JJSC, since the owner of the noncontrolling interest is acquiring the remaining interest on the JJSC stores.

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